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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 PlanetCAD Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its charter)


                Delaware                                 84-1035353
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


2520 55th Street, Suite 200, Boulder, Colorado                    80301
----------------------------------------------          ------------------------
  (Address of Principal Executive Offices)                      (Zip Code)


If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box. |X|                                   box. |_|


Securities Act registration statement file number to which this form relates:

                               ------------------
                                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                     Name of Each Exchange on Which
          to be So Registered                     Each Class is to be Registered
          -------------------                     ------------------------------
COMMON STOCK, $0.01 PAR VALUE PER SHARE                AMERICAN STOCK EXCHANGE


Securities to be registered pursuant to Section 12(g) of the Act: None

                                       N/A
--------------------------------------------------------------------------------
                                (Title of Class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the common stock, par value $0.01 per share (the "Common Stock"), of the Registrant under the heading "Description of Securities" in the Registrant's Registration Statement on Form S-4 (SEC File No. 333-89386), initially filed with the Securities and Exchange Commission on May 30, 2002, as subsequently amended by any amendments to such registration statement and by any form of prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, in connection with such Registration Statement, is incorporated herein by reference.

ITEM 2. EXHIBITS.

     The following exhibits are filed as part of this Registration Statement:

     3(i).1*    Restated Certificate of Incorporation

     3(i).2* Form of Certificate of Amendment to Restated Certificate of Incorporation

     3(i).3** Reverse Split Certificate of Amendment to Restated Certificate of Incorporation

     3(i).4***  Certificate of Designation, Preferences and Rights of Series
                A Junior Participating Preferred Stock as filed with the Delaware Secretary of State on March 11, 2002

     3(i).5**** Certificate of Designation, Preferences and Rights of Series
                B Convertible Preferred Stock as filed with the Delaware Secretary of State on May 23, 2002

     3(ii)*     Bylaws of the Registrant, as amended

     4.1 Reference is made to Exhibits 3(i).1, 3(i).2, 3(i).3, 3(i).4 and 3(ii)

---------------------
* Incorporated by reference to the Registrant's Registration Statement on Form SB-2, File No. 333-50246, filed November 21, 2000

** Incorporated by reference to Amendment No. 2 of Registrant's Registration Statement on Form S-4, SEC File No. 333-89386, filed on September 13, 2002

*** Incorporated by reference to the Registrant's Registration Statement on Form 8-A filed on March 11, 2002

**** Incorporated by reference to the Registrant's current report on Form 8-K filed on May 28, 2002

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                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        PlanetCAD Inc.

Date: October 24, 2002                  By: /s/ Joy Godesiabois
                                           -------------------------------------
                                        Name: Joy Godesiabois
                                             -----------------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------


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                                  EXHIBIT INDEX


The following exhibits are filed as part of this Registration Statement:

EXHIBIT NO.    DESCRIPTION
-----------    -----------
3(i).1*        Restated Certificate of Incorporation

3(i).2*        Form of Certificate of Amendment to Restated Certificate of
               Incorporation

3(i).3**       Reverse Split Certificate of Amendment to Restated Certificate of
               Incorporation

3(i).4***      Certificate of Designation, Preferences and Rights of Series A
               Junior Participating Preferred Stock as filed with the Delaware
               Secretary of State on March 11, 2002

3(i).5****     Certificate of Designation, Preferences and Rights of Series B
               Convertible Preferred Stock as filed with the Delaware Secretary of State on May 23, 2002

3(ii)*         Bylaws of the Registrant, as amended

4.1            Reference is made to Exhibits 3(i).1, 3(i).2, 3(i).3, 3(i).4 and
               3(ii)

---------------------
* Incorporated by reference to the Registrant's Registration Statement on Form SB-2, File No. 333-50246, filed November 21, 2000

** Incorporated by reference to Amendment No. 2 of Registrant's Registration Statement on Form S-4, SEC File No. 333-89386, filed on September 13, 2002

*** Incorporated by reference to the Registrant's Registration Statement on Form 8-A filed on March 11, 2002

**** Incorporated by reference to the Registrant's current report on Form 8-K filed on May 28, 2002

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